INCOME TAXES	12 Months Ended
Jun. 27, 2012
INCOME TAXES

7. INCOME TAXES

The provision for income taxes from continuing operations consists of the following (in thousands):

	2012	2011	2010
Current income tax expense:
Federal	$27,707	$16,596	$36,493
State	7,056	1,694	9,055
Foreign	5,098	2,046	1,904

Total current income tax expense	39,861	20,336	47,452

Deferred income tax expense (benefit):
Federal	16,520	20,507	(15,773)
State	1,196	1,426	(3,415)

Total deferred income tax expense (benefit)	17,716	21,933	(19,188)

	$57,577	$42,269	$28,264

A reconciliation between the reported provision for income taxes from continuing operations and the amount computed by applying the statutory Federal income tax rate of 35% to income before provision for income taxes is as follows (in thousands):

	2012	2011	2010
Income tax expense at statutory rate	$73,083	$64,165	$46,196
FICA tax credit	(16,609)	(15,779)	(16,625)
State income taxes, net of Federal benefit	4,750	(316)	1,711
Other	(3,647)	(5,801)	(3,018)

	$57,577	$42,269	$28,264

The income tax effects of temporary differences that give rise to significant portions of deferred income tax assets and liabilities as of June 27, 2012 and June 29, 2011 are as follows (in thousands):

	2012	2011
Deferred income tax assets:
Leasing transactions	$41,393	$41,603
Stock-based compensation	12,577	15,320
Restructure charges and impairments	3,231	4,962
Insurance reserves	19,425	23,636
Employee benefit plans	577	591
Gift cards	11,296	9,369
Other, net	10,294	10,296

Total deferred income tax assets	98,793	105,777

Deferred income tax liabilities:
Prepaid expenses	14,306	13,448
Goodwill and other amortization	23,879	22,297
Depreciation and capitalized interest on property and equipment	33,617	24,672
Other, net	3,842	3,471

Total deferred income tax liabilities	75,644	63,888

Net deferred income tax asset	$23,149	$41,889

A reconciliation of unrecognized tax benefits for the fiscal years ended June 27, 2012 and June 29, 2011 are as follows (in thousands):

	2012	2011
Balance at beginning of year	$9,142	$18,850
Additions based on tax positions related to the current year	927	1,199
Additions based on tax positions related to prior years	260	188
Settlements with tax authorities	0	(5,387)
Expiration of statute of limitations	(2,993)	(5,708)

Balance at end of year	$7,336	$9,142

The total amount of unrecognized tax benefits as of June 27, 2012 was $7.3 million ($5.0 million of which would favorably affect the effective tax rate if resolved in our favor due to the effect of deferred tax benefits). During the next twelve months, we anticipate that it is reasonably possible that the amount of unrecognized tax benefits could be reduced by approximately $0.6 million ($0.4 million of which would affect the effective tax rate due to the effect of deferred tax benefits) either because our tax position will be sustained upon audit or as a result of the expiration of the statute of limitations for specific jurisdictions.

We recognize accrued interest and penalties related to unrecognized tax benefits in income tax expense. During 2012 we recognized a benefit of approximately $0.3 million in interest. As of June 27, 2012, we had $2.9 million ($2.0 million net of a $0.9 million Federal deferred tax benefit) of interest and penalties accrued, compared to $3.0 million ($2.3 million net of a $0.7 million Federal deferred tax benefit) at June 29, 2011.